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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 20, 2000

                          DUTCHFORK BANCSHARES, INC.
                          --------------------------
            (Exact name of Registrant as specified in its Charter)

     Delaware                       0-30483                 57-1094236
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(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



1735 Wilson Road, Newberry, South Carolina                       29108
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (803) 321-3200
                                                    --------------





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ITEM 5.  OTHER EVENTS.
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      On December 20, 2000, Newberry Federal Savings Bank, the wholly-owned subsidiary of the Registrant, and First Community Bank, NA, the wholly-owned subsidiary of First Community Corp. signed a definitive agreement by which First Community Bank will purchase the Chapin, South Carolina branch office from Newberry Federal Savings Bank.

      A press release announcing the agreement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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      Exhibit 99.1 Press Release dated December 20, 2000.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DUTCHFORK BANCSHARES, INC.




Date: December 21, 2000             By: /S/ J. Thomas Johnson
                                        ------------------------------------
                                        J. Thomas Johnson
                                        Chairman and Chief Executive Officer